                                                                    Exhibit 10.1




                                                                  CONFORMED COPY
                                                                  --------------

                          THIRD AMENDMENT AND WAIVER
                          --------------------------


     THIRD AMENDMENT AND WAIVER, dated as of March 16, 1998 (this "Amendment"), to the Credit Agreement, dated as of December 1, 1995, as amended, among LASALLE RE HOLDINGS LIMITED, a Bermuda company (the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (the "Credit Agreement").

                                  WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms. Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------

     1.   Amendment to Subsection 1.1 (a) The definition of "Statutory Capital"
          ---------------------------
set forth in subsection 1.1 of the Credit Agreement is hereby amended by deleting that definition in its entirety and substituting therefor the following:

          "Statutory Capital": at any date of determination, (i) the amount set forth on line 3 of the Statutory Statement of Capital and Surplus in the Annual Return of LaSalle Re (or, if such statement shall be modified, the equivalent item on any applicable successor form) or (ii) the amount identified as "Statutory Capital" on the Quarterly Certificate of LaSalle Re, whichever was most recently delivered to the Administrative Agent and the Lenders pursuant to subsection 5.1, plus, to the extent it is excluded or deducted in the determination of the amount in clause (i) of this definition, the amount of any preferred stock of LaSalle Re (including the Preferred Stock, the LaSalle Re Series A Preferred Shares and the LaSalle Re Series B Preferred Shares) and (iii) less, an amount equal to the outstanding Loans.

     (b) Subsection 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in their appropriate alphabetical order:

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          "Holdings Series B Preferred Shares": the perpetual preferred shares issued pursuant to the Option Agreement, dated July 1, 1997 by the Borrower in an aggregate amount not exceeding $100,000,000 on substantially the terms and conditions set forth in Annex I-E hereto.

          "LaSalle Re Series B Preferred Shares": the perpetual preferred shares that may be issued by LaSalle Re in connection with an investment by the Borrower in LaSalle Re of the proceeds of the Holdings Series B Preferred Shares in an aggregate amount not exceeding $100,000,000 on substantially the terms and conditions set forth in Annex 1-F hereto.

          "Loss Event": any event, development or circumstance that has resulted in, or could reasonably be expected to result in, losses to the insurance industry in excess of $10 billion, as determined by the Property Claims Service Division of the American Insurance Services Group, Inc.

          "Option Agreement": the Catastrophe Equity Securities Issuance Option Agreement and any amendments thereto, entered into by the Borrower and the Option Writers as of July 1, 1997, under which the Borrower shall have the option to require Option Writers to purchase up to 4,000,000 of the Holdings Series B Preferred Shares on substantially the terms and conditions set forth in Annex I-E hereto.

     2.   Amendment to Subsection 6.1. Subsection 6.1 of the Credit Agreement is
          ---------------------------
hereby amended by deleting in its entirety clause (c) of said subsection and substituting therefor the following:

          (c) Maintenance of Statutory Capital. Permit Statutory Capital at the end of (1) the 1998 calendar year to be less than $350,000,000 and (2) the 1999 calendar year to be less than $400,000,000.

     3.   Amendment to Subsection 6.2. Subsection 6.2 of the Credit Agreement is
          ---------------------------
hereby amended by (a) deleting the "and" at the end of clause (v) of said subsection and substituting a semi-colon therefor and (b) inserting immediately before the period at the end of such subsection the following:

          (vii) the issue of the Holdings Series B Preferred Shares in an aggregate amount not exceeding $100,000,000; and

          (viii) the issue of the LaSalle Re Series B Preferred Shares in an aggregate amount not exceeding $100,000,000.

     4.   Amendment to Subsection 6.7. Subsection 6.7 of the Credit Agreement is
          ---------------------------
hereby amended by (a) deleting in its entirety clause (iii) thereof and substituting therefor the following:

          (iii) the Borrower may make Restricted Payments on the Holdings Series A Preferred Shares in amounts sufficient to make scheduled dividend payments due thereon, so long as, after giving effect to each such Restricted Payment, no Default or Event of Default shall have occurred and be continuing; (iv) the Borrower may make Restricted Payments on the Holdings Series B Preferred Shares in amounts sufficient to make scheduled dividend payments due thereon; (v) the Borrower may make Restricted Payments on its common shares so long as, after giving effect to each such Restricted Payment, no Default or Event of Default shall have occurred and be continuing and such Restricted Payment (together with all other Restricted Payments under this clause (v) during any fiscal year of the Borrower) shall not exceed 50% of the Consolidated Net Income of the Borrower for its immediately preceding fiscal year (such Consolidated Net Income being calculated after subtracting (A) any Restricted Payments declared and paid by the Borrower pursuant to clause (iii) above in the immediately preceding fiscal year, and (B) the greater of any Restricted Payments paid pursuant to clause (iv) above in the immediately preceding fiscal year and any Restricted Payments paid pursuant to clause (iv) above in the current fiscal year); and (v) LaSalle Re may make Restricted Payments on the LaSalle Re Series A Preferred Shares, the LaSalle Re Series B Preferred Shares and its common shares in amounts sufficient to enable the Borrower to make payments pursuant to clauses (iii), (iv) and (v) above.

     5.   Amendment to Subsection 6.8. Subsection 6.8 of the Credit Agreement is
          ---------------------------
hereby amended by deleting the amount "$1,000,000" and substituting therefor the amount "$5,000,000".

     6.   Amendment to Subsection 6.9. Subsection 6.9 of the Credit Agreement is
          ---------------------------
hereby amended by (a) deleting the "and" at the end of clause (vi) thereof and
(b) inserting the following new clause immediately preceding the period at the end of such subsection:

     and (viii) Investments by the Borrower in the LaSalle Re Series B Preferred Shares made prior to June 1, 2000.

     7.   Amendment to Subsection 6.13. Subsection 6.13 of the Credit Agreement
          ----------------------------
is hereby amended by inserting immediately prior to the period at the end of such subsection the following:

     and LaSalle Re may issue and sell to the Borrower the LaSalle Re Series B Preferred Shares.

     8.   Amendment of Subsection 6.14. Subsection 6.14 of the Credit Agreement
          ----------------------------
is hereby amended by adding to clause (iii) of said subsection immediately prior to the comma at the end thereof the following:

     and the Option Agreement
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     9.   Amendment of Annexes.  Annexes I-E and I-F are hereby added to the
          --------------------
Credit Agreement in the respective forms thereof set forth on Exhibit A and B hereto.

     III. Conditions to Effectiveness.  This Amendment shall become effective on
          ---------------------------
the date (the "Amendment Effective Date") on which the Borrower, the Agent and the Required Lenders shall have executed and delivered this Amendment to the Agent.

     General
     -------

     1.   Representation and Warranties.  To induce the Agent and the Lenders
          -----------------------------
parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and all of the Lenders as of the Amendment Effective Date that:

     (a)  Financial Condition.  (1)  The audited consolidated balance sheet of
          -------------------
the Borrower and its consolidated Subsidiaries as of September 30, 1997 and the related audited consolidated statements of income and of cash flows for the fiscal year ended on such date, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

     (2) The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1997, and the related unaudited consolidated statements of income and of cash flows for the three-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments).

     (3) All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

     (b)  Corporate Power; Authorization; Enforceable Obligations.
          -------------------------------------------------------

     (1) The Borrower has the corporate power and authority, and the legal right, to make, deliver this Amendment and to perform the Loan Documents to which it is a party, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of such Loan Documents, as so amended.

     (2) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection
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                                                                               5

with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents to which it is a party, as amended by this Amendment.

     (3) This Amendment has been duly executed and delivered on behalf of the Borrower.

     (4) This Amendment and each Loan Document to which it is a party, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (c)  No Legal Bar.  The execution, delivery and performance of this
          ------------
Amendment and the performance of the Loan Documents, as amended by this Amendment, will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     (d)  Representations and Warranties.  The representations and warranties
          ------------------------------
made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

     2.  Payment of Expenses. The Borrower agrees to pay or reimburse the Agent
         -------------------
for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     3.  No Other Amendments; Confirmation.  Except as expressly amended,
         ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     4.  Governing Law; Counterparts.  (a) This Amendment and the rights and
         ---------------------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this
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Amendment signed by all the parties shall be lodged with the Borrower and the
Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
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                                                                               7


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       LASALLE RE HOLDINGS LIMITED


                                       By: /s/ Andrew Cook
                                           --------------------------------
                                           Title: Chief Financial Officer


                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent and as a Lender


                                       By: /s/ Heather Lindstrom
                                           --------------------------------
                                           Title: Vice President


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ Samuel W. Bridges
                                           --------------------------------
                                           Title: First Vice President


                                       MELLON BANK, N.A.


                                       By: /s/ Karen E. McConomy
                                           --------------------------------
                                           Title: Assistant Vice President


                                       FLEET NATIONAL BANK


                                       By: /s/ Thomas McKinlay
                                           --------------------------------
                                           Title: Senior Vice President


                                       CITIBANK, N.A.


                                       By: /s/ Andrew C. Fowler
                                           --------------------------------
                                           Title: Vice President